Q2 FY 2021 SUPPLEMENTAL SLIDES MARCH 18, 2021

CAUTIONARY STATEMENTS This presentation contains or incorporates by reference a number of "forward-looking statements" within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, metal margins, the effect of COVID-19 and related governmental and economic responses thereto, the ability to operate our steel mills at full capacity, future supplies of raw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as we or our management "expects," "anticipates," "believes," "estimates," "intends," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "forecasts," "outlook" or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this Form 10-Q is filed with the SEC or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors, of the 2020 Form 10-K, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact from the distribution of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in existing and future government laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions, and the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investment; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the 2020 U.S. election on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. 2Q2 FY21 Supplemental Slides | March 18, 2021

KEY TAKEAWAYS FROM TODAY’S CALL Q2 FY21 Supplemental Slides | March 18, 2021 3 Delivering continued strong results in a volatile environment • Record second quarter Core EBITDA • Seventh consecutive quarter of 10%+ ROIC Sharp focus on optimizing factors within CMC’s control • Driving efficiencies throughout the business and lowering controllable costs Line-of-sight on benefits from strategic growth projects in coming quarters • 3rd Polish rolling line startup • Impact of network optimization, particularly Steel CA rolling mill closure Construction backlog has stabilized, bidding activity showing improvement Strong financial position provides continued flexibility to fund growth, weather economic uncertainty, and pursue opportunistic M&A Q2 Core EBITDA1 of $171M Up 18% y/y Q2 Annualized ROIC2 of 10% Adjusted EPS of $0.66 Up 25% y/y Notes: [1] Core EBITDA is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. [2] Return on Invested is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

# OPERATIONAL UPDATE

## PERFORMANCE DRIVERS

- Strong cost management throughout vertically integrated footprint
  - North America mill conversion costs continued to trend downward year-over-year
- Successful realization of steel product price adjustments; margins expanded month-to-month throughout the quarter
- Benefited from impact of selling lower-cost steel product inventory in a rising price environment
- Expanded margins on raw material sales, as pricing for both ferrous and non-ferrous products increased meaningfully
- Good demand for rebar and merchant products from the mills – rebar benefitted from growth in residential market
- Downstream shipments impacted by modest year-over-year backlog, construction and weather-related jobsite delays
- Strong demand across Europe segment's various end markets; commercial focus on merchant and other products during the quarter
- Europe margins over scrap improved sequentially

## STRATEGIC ITEMS

- Finalizing construction of 3rd rolling line in Europe
- Completed full closure of Steel California and transition of market supply
  - Cost benefits expected in coming quarters
- California land sale process underway

## 3RD ROLLING LINE

- Total capital spending below original budget
- Expected FY '21 capital spend of $20 million
- Targeted commissioning in H2 FY21
- Adds significant production flexibility
- Will utilize current excess melt capacity, adding roughly 200,000 tons of finished steel output
- Helps to leverage fixed costs
- Expected to add $20 million of annual EBITDA

CMC

Q2 FY21 Supplemental Slides | March 18, 2021 4

145 171 19 3 (17) 22 0 20 40 60 80 100 120 140 160 180 200 Q2 2020 North America Segment EBITDA Europe Segment EBITDA Corporate & Eliminations Non-Operating Items Q2 2021 Q2 FY21 Supplemental Slides | March 18, 2021 5 CONSOLIDATED OPERATING RESULTS – QUARTERLY Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 External Finished Steel Tons Shipped1 1,445 1,475 1,541 1,518 1,436 Core EBITDA $145,257 154,815 $175,994 $156,561 $171,087 Core EBITDA per Ton of Finished Steel Shipped $101 $105 $114 $103 $119 Adjusted Earnings from Continuing Operations $63,596 $70,367 $95,307 $69,778 $79,767 Performance Summary Units in 000’s unless noted otherwise • $16.9 million of debt extinguishment cost related to January refinancing of $350 million of 2026 notes • $5.7 million facility closure costs at Steel California • $5.9 million gain on sale of certain facilities Non-Operating Charges / Benefits Figures are pre-tax for Q2 2021 Core EBITDA Bridge – Q2 2020 to Q2 2021 $ Millions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Corporate & Eliminations includes $16.9 million related to debt extinguishment

80 100 120 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Wgt Avg Finished Steel Margin Over Scrap Controllable Costs Adjusted EBITDA per ton 144 145 150 139 158 758 710 731 697 663 369 385 363 346 351 0 20 40 60 80 100 120 140 160 180 0 100 200 300 400 500 600 700 800 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap Q2 FY21 Supplemental Slides | March 18, 2021 6 NORTH AMERICA – QUARTERLY Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 External Finished Steel Tons Shipped1 1,065 1,101 1,161 1,121 1,083 Adjusted EBITDA $152,831 $159,394 $174,219 $155,634 $171,612 Adjusted EBITDA per Ton of Finished Steel Shipped $144 $145 $150 $139 $158 Adjusted EBITDA Margin 13.2% 13.7% 14.2% 13.0% 13.6% Performance Summary Units in 000’s unless noted otherwise • Reduction in controllable costs within vertically integrated chain − Biggest drivers were mill conversion costs (network efficiencies and lower consumable costs) and downstream operating costs • Positive impact from selling lower cost inventory in a rising steel product price environment − Largely offset by compressed margins on current production, as real-time scrap costs increased meaningfully • Expanded margins on raw material sales Key Performance Drivers Q2 2021 vs Q2 2020 North America – Key Margins $ / ton D P a n d S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n North America Indexed Margins and Controllable Cost $ / ton of external finished steel shipped Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [2] [3]

35 38 60 36 46 198 198 196 199 204 0 10 20 30 40 50 60 70 100 120 140 160 180 200 220 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Steel Products Margin Over Scrap 40 100 160 Q2 ’20 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Steel Product Margins Over Scrap Controllable Costs Adjusted EBITDA per Ton Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized Q2 FY21 Supplemental Slides | March 18, 2021 7 EUROPE– QUARTERLY Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 External Finished Steel Tons Shipped1 380 374 380 397 353 Adjusted EBITDA $13,451 $14,270 $22,927 $14,470 $16,107 Adjusted EBITDA per Ton of Finished Steel Shipped $35 $38 $60 $36 $46 Adjusted EBITDA Margin 7.5% 8.2% 12.7% 7.4% 8.0% Performance Summary Units in 000’s unless noted otherwise • Strong demand across all products • Emphasized merchant and other, with resulting lower mix of rebar • Increased margin over scrap on sequential and year-over-year basis, with additional benefit of selling lower cost inventory into rising steel price environment Key Performance Drivers Q2 2021 vs Q2 2020 Europe – Key Margins $ / ton S te e l P ro d u c t M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Europe Indexed Margins and Controllable Cost $ / ton of finished product shipped [2]

($4) ($26) ($108) $73 $149 $226 $205 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM Q2 FY'21 ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 1 CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation − Will fund current projects using organic cash generation FY 2021 capital expenditures expected between $200 million to $225 million FY 2021 spend on 2nd Arizona micro mill and Danieli 3 of $85 million and $20 million, respectively Source: Public filings, Internal data Notes: 1. Adjusted EBITDA less Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. CASH FLOW PROFILE Q2 FY21 Supplemental Slides | March 18, 2021 8

27 53 73 193 347 $367 $330 $300 $300 $350 2021 2022 2023 2024 to 2026 2027 2028 to 2030 2031 Revolver BALANCE SHEET STRENGTH U.S. Accounts Receivable Facility Poland Credit Facilities Poland Accounts Receivable Facility (US$ in millions) Revolving Credit Facility 5.375% Notes Cash and Cash Equivalents 4.875% Notes 3.875% Notes DEBT MATURITY PROFILE PROVIDES STRATEGIC FLEXIBILITY DEBT MATURIT Y SCHEDULE Q2 FY’21 LIQUIDIT Y (US$ in millions) Source: Public filings Q2 FY21 Supplemental Slides | March 18, 2021 9 Poland Term Loan Debt refinancing in the second quarter reduced notes outstanding by $50 million and lowered CMC’s annual debt cost by roughly $8.5 million

46% 42% 37% 33% 32% 24% 18% 21% 22% 0% 10% 20% 30% 40% 50% 60% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 3.9x 3.2x 2.5x 1.9x 1.6x 1.2x 0.9x 1.1x 1.2x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12 month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and shareholders’ equity. 5. Net Debt to EBITDA and Net Debt to Capitalization are non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. LEVERAGE PROFILE Financial strength gives us the flexibility to fund our announced projects, navigate current economic uncertainties, and pursue opportunistic M&A NET DEBT1,2 / EBITDA3 Q2 FY21 Supplemental Slides | March 18, 2021 10 NET DEBT-TO-CAPITALIZATION4

Q2 FY21 Supplemental Slides | March 18, 2021 11 A P P E N D IX : N O N -G A A P R E C O N C IL IA T IO N S

RETURN ON INVESTED CAPITAL Q2 FY21 Supplemental Slides | March 18, 2021 12 ($ in thousands) Source: Public filings Note: 1. See page 18 for definitions of non-GAAP financial measures 3 MONTHS ENDED 2/28/2021 Earnings from continuing operations before income taxes $87,174 Plus: interest expense 14,021 Operating profit $101,195 Operating profit $101,195 Less: income tax at Q2 effective rate of 24.0% 24,287 Net operating profit after tax $76,908 Annualized net operating profit after tax $307,633 Assets $4,064,041 Less: cash and cash equivalents 367,347 Less: accounts payable 309,413 Less: accrued expenses and other payables 341,903 Invested Capital $3,045,378 Annualized net operating profit after tax $307,633 Invested Capital $3,045,378 Return on Invested Capital 10.1%

# CORE EBITDA FROM CONTINUING OPERATIONS RECONCILIATION

| ($ in thousands) | 3 MONTHS ENDED | | | | | | 12 MONTHS ENDED | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2/28/2021 | 11/30/2020 | 8/31/2020 | 5/31/2020 | 2/29/2020 | 11/30/2019 | 2/28/2021 | 8/31/2020 | 8/31/2019 | 8/31/2018 | 8/31/2017 |
| Earnings from continuing operations | $66,233 | $63,911 | $67,782 | $64,169 | $63,596 | $82,755 | $262,095 | $278,302 | $198,779 | $135,237 | $50,175 |
| Interest expense | 14,021 | 14,259 | 13,962 | 15,409 | 15,888 | 16,578 | 57,651 | 61,837 | 71,373 | 40,957 | 44,151 |
| Income taxes | 20,941 | 21,593 | 18,495 | 23,804 | 22,845 | 27,332 | 84,833 | 92,476 | 69,681 | 30,147 | 15,276 |
| Depreciation and amortization | 41,573 | 41,799 | 41,654 | 41,765 | 41,389 | 40,941 | 166,791 | 165,749 | 158,653 | 131,508 | 124,490 |
| Amortization of acquired unfavorable contract backlog | (1,509) | (1,523) | (10,691) | (4,348) | (5,997) | (8,331) | (18,071) | (29,367) | (74,784) | - | - |
| Asset impairments | 474 | 3,594 | 1,098 | 5,983 | - | 530 | 11,149 | 7,611 | 384 | 14,372 | 1,730 |
| Loss on debt extinguishment | 16,841 | - | 1,778 | - | - | - | 18,619 | 1,778 | - | - | 22,672 |
| Non-cash equity compensation | 12,696 | 9,062 | 9,875 | 6,170 | 7,536 | 8,269 | 37,803 | 31,850 | 25,106 | 24,038 | 21,469 |
| Gain on sale of assets | (5,877) | - | - | - | - | - | (5,877) | - | - | - | - |
| Facility closure | 5,694 | 5,214 | 2,903 | 1,863 | - | 6,339 | 15,674 | 11,105 | - | - | - |
| Acquisition settlement | - | - | 32,123 | - | - | - | 32,123 | 32,123 | - | - | - |
| Labor cost government refund | - | (1,348) | (2,985) | - | - | - | (4,333) | (2,985) | - | - | - |
| Acquisition and integration related costs and other | - | - | - | - | - | - | - | - | 41,958 | 25,507 | - |
| Purchase accounting effect on inventory | - | - | - | - | - | - | - | - | 10,315 | - | - |
| Mill operational start-up costs[1] | - | - | - | - | - | - | - | - | - | 13,471 | - |
| CMC Steel Oklahoma incentives | - | - | - | - | - | - | - | - | - | (3,000) | - |
| Severance | - | - | - | - | - | - | - | - | - | - | 8,129 |
| **Core EBITDA from continuing operations[2]** | **$171,087** | **$156,561** | **$175,994** | **$154,815** | **$145,257** | **$174,413** | **$658,457** | **$650,479** | **$501,465** | **$412,237** | **$288,092** |

Source: Public filings

Notes:

1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 18 for definitions of non-GAAP financial measures

Q2 FY21 Supplemental Slides | March 18, 2021 13

# ADJUSTED EARNINGS FROM CONTINUING OPERATIONS RECONCILIATION

| ($ in thousands) | 3 MONTHS ENDED | | | | | | 12 MONTHS ENDED | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2/28/2021 | 11/30/2020 | 8/31/2020 | 5/31/2020 | 2/29/2020 | 11/30/2019 | 2/28/2021 | 8/31/2020 | 8/31/2019 | 8/31/2018 | 8/31/2017 |
| Earnings from continuing operations | $66,233 | $63,911 | $67,782 | $64,169 | $63,596 | $82,755 | $262,095 | $278,302 | $198,779 | $135,237 | $50,175 |
| Loss on debt extinguishment | 16,841 | – | 1,778 | – | – | – | 18,619 | 1,778 | – | – | 17,799 |
| Gain on sale of assets | (5,877) | – | – | – | – | – | (5,877) | – | – | – | – |
| Facility closure | 5,694 | 5,214 | 2,903 | 1,863 | – | 6,339 | 15,674 | 11,105 | – | – | – |
| Asset impairments | 474 | 3,594 | 1,098 | 5,983 | – | – | 11,149 | 7,081 | – | 12,136 | – |
| Labor cost government refund | – | (1,348) | (2,985) | – | – | – | (4,333) | (2,985) | – | – | – |
| Acquisition settlement | – | – | 32,123 | – | – | – | 32,123 | 32,123 | – | – | – |
| Acquisition and integration related costs and other | – | – | – | – | – | – | – | – | 41,958 | 25,507 | – |
| Purchase accounting effect on inventory | – | – | – | – | – | – | – | – | 10,315 | – | – |
| Mill operational start-up costs | – | – | – | – | – | – | – | – | – | 18,016 | – |
| CMC Steel Oklahoma incentives | – | – | – | – | – | – | – | – | – | (3,000) | – |
| Severance | – | – | – | – | – | – | – | – | – | – | 8,129 |
| **Total adjustments (pre-tax)** | **$17,132** | **$7,460** | **$34,917** | **$7,846** | **–** | **$6,339** | **$67,355** | **$49,102** | **$52,273** | **$52,659** | **$25,928** |
| **Tax impact** | | | | | | | | | | | |
| TCJA impact | – | – | – | – | – | – | – | – | $7,550 | $10,600 | – |
| International reorganization | – | – | – | – | – | – | – | – | – | (9,200) | – |
| Related tax effects on adjustments | (3,598) | (1,593) | (7,392) | (1,648) | – | (1,331) | (14,231) | (10,371) | (10,977) | (13,236) | (9,075) |
| **Total tax impact** | **($3,598)** | **($1,593)** | **($7,392)** | **($1,648)** | **–** | **($1,331)** | **($14,231)** | **($10,371)** | **($3,427)** | **($11,836)** | **($9,075)** |
| **Adjusted earnings from continuing operations[1]** | **$79,767** | **$69,778** | **$95,307** | **$70,367** | **$63,596** | **$87,763** | **$315,219** | **$317,033** | **$247,625** | **$176,060** | **$67,028** |
| **Adjusted earnings from continuing operations per diluted share** | **$0.66** | **$0.58** | **$0.79** | **$0.59** | **$0.53** | **$0.73** | **$2.62** | **$2.64** | **$2.08** | **$1.49** | **$0.57** |

Source: Public filings

Note:

1. See page 18 for definitions of non-GAAP financial measures

Q2 FY21 Supplemental Slides | March 18, 2021 14

3 MONTHS ENDED 2/28/2021 11/30/2020 8/31/2020 5/31/2020 2/29/2020 North America Adjusted EBITDA from continuing operations $171,612 $155,634 $174,219 $159,394 $152,831 North America net sales 1,257,486 1,195,013 1,224,849 1,167,081 1,161,283 North America Adjusted EBITDA Margin 13.6% 13.0% 14.2% 13.7% 13.2% Europe Adjusted EBITDA from continuing operations $16,107 $14,470 $22,927 $14,270 $13,451 Europe net sales 202,066 194,596 179,855 173,817 180,079 Europe Adjusted EBITDA Margin 8.0% 7.4% 12.7% 8.2% 7.5% ADJUSTED SEGMENT EBITDA MARGIN Q2 FY21 Supplemental Slides | March 18, 2021 15 ($ in thousands) Source: Public filings

# ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS

| ($ in thousands) | 12 MONTHS ENDED | | | | | | | 6 MONTHS ENDED | |
|---|---|---|---|---|---|---|---|---|---|
| | 2/28/2021 | 8/31/2020 | 8/31/2019 | 8/31/2018 | 8/31/2017 | 8/31/2016 | 8/31/2015 | 2/28/2021 | 2/29/2020 |
| Earnings from continuing operations | $262,095 | $278,302 | $198,779 | $135,237 | $50,175 | $62,001 | $58,583 | $130,144 | $146,351 |
| Interest expense | 57,651 | 61,837 | 71,373 | 40,957 | 44,151 | 62,121 | 76,456 | 28,280 | 32,466 |
| Income taxes | 84,833 | 92,476 | 69,681 | 30,147 | 15,276 | 13,976 | 36,097 | 42,534 | 50,177 |
| Depreciation and amortization | 166,791 | 165,749 | 158,653 | 131,508 | 124,490 | 127,111 | 135,559 | 83,372 | 82,330 |
| Asset impairments | 11,149 | 7,611 | 384 | 14,372 | 1,730 | 40,028 | 2,573 | 4,068 | 530 |
| Amortization of acquired unfavorable contract backlog | (18,071) | (29,367) | (74,784) | - | - | - | - | (3,032) | (14,328) |
| **Adjusted EBITDA from continuing operations** | **$564,448** | **$576,608** | **$424,086** | **$352,221** | **$235,822** | **$305,237** | **$309,268** | **$285,366** | **$297,526** |
| **Capital expenditures and disbursements to stakeholders** | | | | | | | | | |
| Capital expenditures | 178,714 | 187,618 | 138,836 | 174,655 | 213,120 | 163,332 | 119,580 | 87,688 | 96,592 |
| Interest expense | 57,651 | 61,837 | 71,373 | 40,957 | 44,151 | 62,121 | 76,456 | 28,280 | 32,466 |
| Cash income taxes | 65,497 | 44,499 | 7,977 | 7,198 | 30,963 | 50,201 | 61,000 | 48,757 | 27,759 |
| Dividends | 57,409 | 57,056 | 56,537 | 56,076 | 55,514 | 55,342 | 55,945 | 28,833 | 28,480 |
| **Total capital expenditures and disbursements to stakeholders** | **$359,271** | **$351,010** | **$274,723** | **$278,886** | **$343,748** | **$330,996** | **$312,981** | **$193,558** | **$185,297** |
| **Adjusted EBITDA less capital expenditures and disbursements to stakeholders** | **$205,177** | **$225,598** | **$149,363** | **$73,335** | **($107,926)** | **($25,759)** | **($3,713)** | **$91,808** | **$112,229** |

Source: Public filings
Note:
1. See page 18 for definitions of non-GAAP financial measures

Q2 FY21 Supplemental Slides | March 18, 2021 16

# NET DEBT TO EBITDA AND NET DEBT TO CAPITALIZATION RECONCILIATIONS

| ($ in thousands) | 3 MONTHS ENDED | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2/28/2021 | 11/30/2020 | 8/31/2020 | 5/31/2020 | 2/29/2020 | 11/30/2019 | 8/31/2019 | 5/31/2019 | 2/28/2019 | 11/30/2018 | 8/31/2018 | 5/31/2018 |
| Long-term debt | $1,011,035 | $1,064,893 | $1,065,536 | $1,153,800 | $1,144,573 | $1,179,443 | $1,227,214 | $1,306,863 | $1,310,150 | $1,307,824 | $1,138,619 | $1,139,103 |
| Current maturities of long-term debt and short-term borrowings | 22,777 | 20,701 | 18,149 | 17,271 | 22,715 | 13,717 | 17,439 | 54,895 | 88,902 | 29,083 | 19,746 | 19,874 |
| Total debt | $1,033,812 | $1,085,594 | $1,083,685 | $1,171,071 | $1,167,288 | $1,193,160 | $1,244,653 | $1,361,758 | $1,399,052 | $1,336,907 | $1,158,365 | $1,158,977 |
| Less: Cash and cash equivalents | 367,347 | 465,162 | 542,103 | 462,110 | 232,442 | 224,797 | 192,461 | 120,315 | 66,742 | 52,352 | 622,473 | 600,444 |
| Net debt | $666,465 | $620,432 | $541,582 | $708,961 | $934,846 | $968,363 | $1,052,192 | $1,241,443 | $1,332,310 | $1,284,555 | $535,892 | $558,533 |
| | | | | | | | | | | | | |
| Earnings from continuing operations | $66,233 | $63,911 | $67,782 | $64,169 | $63,596 | $82,755 | $85,880 | $78,551 | $14,928 | $19,420 | $51,260 | $42,325 |
| Interest expense | 14,021 | 14,259 | 13,962 | 15,409 | 15,888 | 16,578 | 17,702 | 18,513 | 18,495 | 16,663 | 15,654 | 11,511 |
| Income taxes | 20,941 | 21,593 | 18,495 | 23,804 | 22,845 | 27,332 | 16,826 | 29,105 | 18,141 | 5,609 | 6,682 | 13,312 |
| Depreciation and amortization | 41,573 | 41,799 | 41,654 | 41,765 | 41,389 | 40,941 | 41,051 | 41,181 | 41,245 | 35,176 | 32,610 | 32,949 |
| Asset impairments | 474 | 3,594 | 1,098 | 5,983 | - | 530 | 369 | 15 | - | - | 840 | 935 |
| Amortization of acquired unfavorable contract backlog | (1,509) | (1,523) | (10,691) | (4,348) | (5,997) | (8,331) | (16,582) | (23,394) | (23,476) | (11,332) | - | - |
| Adjusted EBITDA from continuing operations | $141,733 | $143,633 | $132,300 | $146,782 | $137,721 | $159,805 | $145,246 | $143,971 | $69,333 | $65,536 | $107,046 | $101,032 |
| | | | | | | | | | | | | |
| Trailing 12 month adjusted EBITDA from continuing operations | $564,448 | $560,436 | $576,608 | $589,554 | $586,743 | $518,355 | $424,086 | $385,886 | $342,947 | | | |
| | | | | | | | | | | | | |
| Total debt | $1,033,812 | $1,085,594 | $1,083,685 | $1,171,071 | $1,167,288 | $1,193,160 | $1,244,653 | $1,361,758 | $1,399,052 | $1,336,907 | $1,158,365 | $1,158,977 |
| Total stockholders' equity | 2,009,492 | 1,934,899 | 1,889,413 | 1,800,662 | 1,758,055 | 1,701,697 | 1,624,057 | 1,564,195 | 1,498,496 | 1,489,027 | 1,493,583 | 1,452,716 |
| Total capitalization | $3,043,304 | $3,020,493 | $2,973,098 | $2,971,733 | $2,925,343 | $2,894,857 | $2,868,710 | $2,925,953 | $2,897,548 | $2,825,934 | $2,651,948 | $2,611,693 |
| | | | | | | | | | | | | |
| Net debt to trailing 12 month adjusted EBITDA from continuing operations | 1.2x | 1.1x | 0.9x | 1.2x | 1.6x | 1.9x | 2.5x | 3.2x | 3.9x | | | |
| | | | | | | | | | | | | |
| Net debt to capitalization | 22% | 21% | 18% | 24% | 32% | 33% | 37% | 42% | 46% | | | |

Source: Public filings

Note:

1. See page 18 for definitions of non-GAAP financial measures

Q2 FY21 Supplemental Slides | March 18, 2021 17

DEFINITIONS FOR NON-GAAP FINANCIAL MEASURES ADJUSTED EARNINGS FROM CONTINUING OPERATIONS Adjusted earnings from continuing operations is a non-GAAP financial measure that is equal to earnings from continuing operations before debt extinguishment costs, certain gains on sale of assets, certain facility closure costs, asset impairments, labor cost government refunds and acquisition settlements, including the estimated income tax effects thereof. Adjusted earnings from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings from continuing operations to evaluate our financial performance. Adjusted earnings from continuing operations may be inconsistent with similar measures presented by other companies. Adjusted earnings from continuing operations per diluted share is defined as adjusted earnings from continuing operations on a diluted per share basis. CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization and asset impairments. Core EBITDA from continuing operations also excludes debt extinguishment costs, non-cash equity compensation, certain gains on sale of assets, certain facility closure costs, acquisition settlement costs and labor cost government refunds. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA from continuing operations is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA FROM CONTINUING OPERATIONS Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company's earnings from continuing operations before interest expense, income taxes, depreciation and amortization expense, impairment expense, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA from continuing operations to evaluate our financial performance. Adjusted EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less capital expenditures less interest expense, less cash income taxes less dividend payments. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities Q2 FY21 Supplemental Slides | March 18, 2021 18

THANK YOU CORPORATE OFFICE 6565 N. MacArthur Blvd Suite 800 Irving, TX 75039 Phone: (214) 689.4300 INVESTOR RELATIONS Phone: (972) 308.5349 Fax: (214) 689.4326 IR@cmc.com Q2 FY21 Supplemental Slides | March 18, 2021 19